  Exhibit 99.2

April 25, 2017

Investors are urged to review Rite Aid’s SEC filings. Statements, estimates, targets and other information included herein might be considered forward-looking. These statements and estimates are based upon various assumptions that may not prove to be correct. Such assumptions are inherently subject to significant uncertainties and contingencies, many of which are beyond the company’s control. No representation is made, and no assurance can be given, that such results can or will be attained. The risk factors associated with those uncertainties are described in Rite Aid’s most recent Form 10-K, its Form 10-Q’s and other filings with the SEC. Rite Aid assumes no obligation to update the information or the forward-looking statements contained herein, whether as a result of new information or otherwise. Also included herein are non-GAAP financial measures, as described in more detail on the following slide. Safe Harbor Statement

The company separately reports financial results on the basis of Adjusted Net Income, Adjusted Net Income per diluted share, and Adjusted EBITDA, which are non-GAAP financial measures. The company uses these non-GAAP measures in assessing its performance in addition to net income, the most directly comparable GAAP financial measure. This presentation includes reconciliations of Adjusted Net Income, Adjusted Net Income per diluted share and Adjusted EBITDA to the most directly comparable GAAP financial measures. Adjusted Net Income and Adjusted Net Income per diluted share exclude amortization of EnvisionRx intangible assets, merger and acquisition-related costs, loss on debt retirements and LIFO adjustments. The company believes Adjusted Net Income and Adjusted Net Income per diluted share serve as appropriate measures to be used in evaluating the performance of its business and help its investors better compare the company’s operating performance over multiple periods. The company believes Adjusted EBITDA serves as a appropriate measure in evaluating the performance of its business and helps its investors better compare the company’s operating performance with its competitors. Adjusted EBITDA is defined as net income excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, inventory write-downs related to store closings, debt retirements and other items (including stock-based compensation expense, merger and acquisition-related costs, severance and costs related to distribution center closures, gain or loss on sale of assets and revenue deferrals related to our customer loyalty program). Reconciliation of Non-GAAP Financial Measures

Revenue $ 8,541.4 $ 8,270.1 Net (Loss) / Income $ (21.1) $ 65.6 Net (Loss) / Income per Diluted Share $ (0.02) $ 0.06 Adjusted Net (Loss) / Income $ (3.2) $ 73.8 Adjusted Net (Loss) / Income per Diluted Share $ (0.00) $ 0.07 Adjusted EBITDA $ 264.3 3.09% $ 383.0 4.63% 14 Weeks Ended March 4, 2017 13 Weeks Ended February 27, 2016 Q4 - Fiscal 2017 Summary ($ in millions, except per share amounts)

Q4 - Fiscal 2017 Reconciliation of Net Income to Adjusted EBITDA ($ in thousands) 14 Weeks Ended March 4, 2017 13 Weeks Ended February 27, 2016 Net (Loss) / Income $ (21,142) $ 65,617 Adjustments: Interest expense 115,181 103,678 Income tax expense 33,157 61,925 Income tax valuation allowance increase / (release) 14,703 (26,358) Depreciation and amortization 144,147 135,430 LIFO credit (47,881) (6,796) Lease termination and impairment charges 35,015 26,753 Other (8,841) 22,760 Adjusted EBITDA $ 264,339 $ 383,009 Percent of revenues 3.09% 4.63%

Q4 - Fiscal 2017 Reconciliation of Net Income to Adjusted Net Income ($ in thousands, except per share amounts) 14 Weeks Ended March 4, 2017 13 Weeks Ended February 27, 2016 Net (Loss) / Income $ (21,142) $ 65,617 Add back - Income tax expense 47,860 35,567 Income before income taxes 26,718 101,184 Adjustments: Amortization of EnvisionRx intangible assets 2 0,805 17,310 LIFO credit (47,881) (6,796) Merger and acquisition-related costs 7,944 5,686 Adjusted income before income taxes $ 7,586 $ 117,384 Adjusted income tax expense 10,766 43,549 Adjusted net (loss) / income $ (3,180) $ 73,835 Net (loss) / income per diluted share $ (0.02) $ 0.06 Adjusted net (loss) / income per diluted share $ (0.00) $ 0.07

Q4 - Fiscal 2017 Summary RETAIL PHARMACY SEGMENT ($ in millions) Revenue $ 7,120.4 $ 6,827.0 Adjusted EBITDA Gross Profit(1) $ 1,920.0 26.96% $ 1,955.7 28.65% Adjusted EBITDA SG&A(1) $ 1,700.3 23.88% $ 1,606.9 23.54% Adjusted EBITDA $ 219.7 3.09% $ 348.8 5.11% 14 Weeks Ended March 4, 2017 13 Weeks Ended February 27, 2016 (1) Refer to slides 9 and 10 for the reconciliations of these non-GAAP measures to their applicable GAAP measures.

Q4 - Fiscal 2017 Summary RETAIL PHARMACY SEGMENT Retail Pharmacy Segment revenue increased $293.4 million or 4.3%, due to the extra week in Q4 Fiscal 2017, partially offset by a 0.3% decrease in comparable script growth, a decrease in reimbursement rates and a 0.3% decrease in same store front end sales. Adjusted EBITDA Gross Profit decreased $35.7 million, and Adjusted EBITDA Gross Margin decreased by 169 bps. The decrease was driven by reductions in reimbursement rates and script volume, with the decrease in Adjusted EBITDA Gross Profit being partially offset by the impact of the extra week in Q4 Fiscal 2017. Adjusted EBITDA SG&A increased $93.4 million due to the impact of the extra week, and increased 34 bps as a percentage of revenues, due to our decline in same store sales.

Reconciliation of Adjusted EBITDA Gross Profit RETAIL PHARMACY SEGMENT ($ in thousands) 14 Weeks Ended March 4, 2017 13 Weeks Ended February 27, 2016 Revenues $ 7,120,364 $ 6,826,984 Gross Profit 1,964,814 1,953,500 Addback: LIFO credit (47,881) (6,796) Customer loyalty card program revenue deferral (2,154) 5,304 Depreciation and amortization (COGS portion only) 4,507 3,508 Other 687 132 Adjusted EBITDA Gross Profit $ 1,919,973 $ 1,955,648 Adjusted EBITDA Gross Profit as a percent of revenue 26.96% 28.65%

Reconciliation of Adjusted EBITDA SG&A RETAIL PHARMACY SEGMENT ($ in thousands) 14 Weeks Ended March 4, 2017 13 Weeks Ended February 27, 2016 Total Revenues $ 7,120,364 $ 6,826,984 Selling, general and administrative expenses 1,815,699 1,737,759 Less: Depreciation and amortization (SG&A portion only) 1 17,065 113,225 Stock based compensation expense (13,285) 11,418 Other 11,667 6,251 Adjusted EBITDA SG&A $ 1,700,252 $ 1,606,865 Adjusted EBITDA SG&A as a percent of revenue 23.88% 23.54%

Pharmacy Services Segment Results ($ in millions) 14 Weeks Ended March 4, 2017 13 Weeks Ended February 27, 2016 Revenues $ 1,510.8 $ 1,530.7 Cost of Revenues 1,407.5 1,442.7 Gross Profit 103.3 88.0 Selling, General and Administrative Expense (81.3) (72.5) Addback: Depreciation and Amortization 22.6 18.7 Adjusted EBITDA - Pharmacy Services Segment $ 44.6 $ 34.2

Q4 - FY 2017 Summary PHARMACY SERVICES SEGMENT Revenues decreased $19.9 million – increases in PBM covered lives were offset by a decrease in covered lives at Envision Insurance Company Gross profit increased $15.3 million due to increases in rebate income Selling, general and administrative expenses increased $8.8 million due to increases in salary and benefits expense.

FY 16 FY 17 FRONT END SALES RX SALES SCRIPT COUNT FY 15 0.0% 1.1% 1.6% 2.0% 0.6% 0.3% 0.3% -0.4% 1.2% 0.1% -0.4% -0.3% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 4.6% 5.6% 7.2% 5.7% 3.9% 2.8% 1.2% -0.8% 0.1% -3.6% -4.7% -4.3% Comparable Store Sales Growth 2.3% 3.7% 4.5% 3.5% 1.6% 0.2% 0.2% 0.1% 2.1% -0.4% -1.0% -0.3% (1) (1) Fiscal 2017 script count growth shown on a 30-day equivalent basis.

Wellness Store Renovations Comp results for Wellness stores continue to exceed the chain average(1) .. Front-end sales growth outperformance of 142 bps in Q4 of Fiscal 2017 .. Script count growth outperformance of 143 bps in Q4 of Fiscal 2017 274 797 1,215 1,634 2,042 2,418 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 Remodeled Stores Since 2012 (1)Calculation compares the comp results of Wellness stores remodeled in the last 24 months to the remainder of the chain.

Capitalization Table & Leverage ($ in thousands) Note: Debt in the capitalization table is shown net of unamortized debt issuance costs. March 4, 2017 February 27, 2016 Secured Debt: Senior secured revolving credit facility due January 2020 $ 2,405,082 $ 2 ,066,097 Tranche 1 Term Loan (second lien) due August 2020 4 65,833 464,586 Tranche 2 Term Loan (second lien) due June 2021 4 97,569 496,993 Other 90 90 3,368,574 3,027,766 Unsecured Guaranteed Debt: 9.25% senior notes due March 2020 896,544 8 94,563 6.75% senior notes due June 2021 803,640 8 02,128 6.125% senior secured notes due April 2023 1,774,016 1,769,657 3,474,200 3,466,348 Unsecured Unguaranteed Debt: 7.7% notes due February 2027 293,375 2 93,206 6.875% fixed-rate senior notes due December 2028 127,229 1 27,163 420,604 4 20,369 Lease financing obligations 65,315 79,653 Total Debt: 7,328,693 6,994,136 Current maturities of long-term debt and lease financing obligations (21,335) (26,848) Long-term debt and lease financing obligations, less current maturities $ 7,307,358 $ 6 ,967,288 Leverage Ratio: Total Debt $ 7,328,693 $ 6 ,994,136 Add back: Unamortized debt issuance costs 73,783 93,349 Less invested cash 80,327 14,910 $ 7,322,149 $ 7 ,072,575 Retail Pharmacy Segment Adjusted EBITDA (Last 12 months) $ 948,906 $ 1 ,300,905 Pharmacy Services Segment Adjusted EBITDA 188,235 1 55,000 $ 1,137,141 $ 1 ,455,905 Debt: EBITDA Leverage Ratio 6.44 4 .86

Debt Maturity Profile Maturity table as of March 4, 2017. Note: Maturities reflect calendar year. $2,405 $1,295 $295 $128 $470 $500 $902 $810 $1,800 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 2016 2017 2018 2019 2020 2021 2022 2023 . . . . . . 2027 2028 ($ in millions) Second Lien ABL Funded ABL Unfunded Commitment Senior Unsecured Notes Senior Unsecured (Guaranteed) Notes Callable at 102.313 Callable at 105.063